Registration Nos. 033-98276
811-09090

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.
Post-Effective Amendment No. 23

REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 23

AMERISTOCK MUTUAL FUND, INC.

(Exact name of registrant as specified in charter)

1320 Harbor Bay Parkway, Suite 145, Alameda, California 94502

(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (510) 522-3336

Nicholas D. Gerber, 1320 Harbor Bay Parkway, Suite 145, Alameda, California 94502

(Name and address of agent for service)

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)
☒	on September 28, 2012 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

  PROSPECTUS

 September 28, 2012 | AMERISTOCK MUTUAL FUND, INC. (AMSTX)

Ameristock Mutual Fund, Inc. is a mutual fund with the investment objective of seeking total return through capital appreciation and current income by investing primarily in equity securities.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

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FUND SUMMARY

Investment Objective

The investment objective of Ameristock Mutual Fund, Inc. (the “Fund”) is to seek total return through capital appreciation and current income by investing primarily in equity securities.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Redemption Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.88	[1]%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.04%
Total Annual Fund Operating Expenses	0.92%
[1]	Fund fees are assessed at 1.00% of average net assets for the first $100 million, and 0.75% of average net assets thereafter. For the period ended June 30, 2012, the expense ratio of the Fund was 0.92%.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$94	$293	$509	$1,130

You would pay the following expenses if you did not redeem your shares:

1 year	3 years	5 years	10 years
$94	$293	$509	$1,130

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will likely result in higher transaction costs and may result in higher taxes when Fund

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shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 24% of the average value of its portfolio. This represents a decrease in the turnover rate from the fiscal year ended June 30, 2011, which was at a rate of 90% of the average value of the portfolio and was mostly attributed due to a change in portfolio strategy. The turnover rate of 24% for the most recent fiscal year represents a more normal portfolio turnover rate for the Fund.

Principal Investment Strategies

The Fund pursues its investment objective principally by investing in common stock, focusing on large capitalization companies headquartered in the United States. To achieve the current income component of this Fund’s investment objective, the Fund invests primarily in companies that pay dividends.

Ameristock Corporation, the Fund’s investment adviser (the “Adviser”), emphasizes a “value” style of investing, generally investing the Fund’s assets in stocks selling at reasonable prices in relation to the Adviser’s assessment of their potential value. The Adviser may consider, among other factors, a company’s ratios of share price to earnings, sales and book value and its dividend yield in assessing whether the company’s stock is reasonably priced. To a lesser extent the Fund may also invest in stocks experiencing accelerated earnings or revenue growth (“growth stocks”) in order to be represented in that portion of the stock market. The Fund will normally sell a stock when the Adviser decides that the stock no longer meets the investment criteria described above. Up to 20% of the total value of the Fund’s stock holdings may be invested in stocks of companies headquartered outside the United States.

Principal Risks

Investment in the Fund is subject to the following principal risks:

•	The value of securities in the Fund’s portfolio will go up and down. Consequently, the Fund’s share price may decline and you could lose money.
•	The stock market is subject to significant fluctuations in value as a result of political, economic and market developments. If the stock market declines in value, the Fund is likely to decline in value.
•	Because of changes in the financial condition or prospects of specific companies, the individual stocks selected by the Fund may decline in value, thereby causing the Fund to decline in value.
•	There is no assurance that the Fund’s “value” style of investing will achieve its desired result. In fact, the Fund may decline in value as a result of emphasizing this style of investing. Securities purchased by the Fund may remain undervalued by the market, or may not actually have the potential for appreciation that the Adviser originally expected.

Prospectus September 28, 2012

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•	“Growth” stocks generally are more expensive relative to the earnings or assets of the company issuing the stock than other types of stocks. Consequently, these stocks tend to be more volatile than other types of stocks. In particular, growth stocks are very sensitive to changes in earnings.
•	An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Performance

The bar chart and table shown below provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one-year, five-year and ten-year periods and for the life of the Fund compare to those of a broad-based securities market index. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.ameristock.com.

Ameristock Mutual Fund, Inc. (for each year ended December 31)

*	The Fund’s return for the six-month period ended June 30, 2012 was 6.45%.

High and Low Quarterly Returns. During the periods reflected in the above chart, the highest return for a quarter was 17.18% (quarter ended June 30, 2009) and the lowest return for a quarter was –21.56% (quarter ended December 31, 2008).

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Average Annual Total Returns (For the period ended December 31, 2011)

	1 Year	5 Years	10 Years	Life of Fund (since August 31, 1995)
Return Before Taxes	3.49%	0.95%	1.62%	8.46%
Return After Taxes on Distributions	3.31%	1.44%	1.13%	7.75%
Return After Taxes on Distributions and Sale of Fund Shares	2.53%	0.86%	1.30%	7.33%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	2.11%	0.25%	2.92%	6.98%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Returns After Taxes on Distributions and Sale of Fund Shares may be higher than Returns Before Taxes and Returns After Taxes on Distributions when a net capital loss occurs upon the redemption of fund shares.

Investment Adviser and Portfolio Managers

The Adviser is Ameristock Corporation. Nicholas D. Gerber, the President of the Adviser and lead portfolio manager of the Fund, has served as portfolio manager since the Fund’s inception in 1995. Andrew Ngim, a Managing Director of the Adviser, has been the co-portfolio manager of the Fund since 2000.

Purchase and Sale of Fund Shares

Minimum initial investment: $1,000

Minimum subsequent investment: None

You may redeem (sell) your shares on any business day at their net asset value (determined as described under “Net Asset Value”) next calculated after receipt of your properly completed redemption request by the Transfer Agent or an Intermediary. A redemption request may be submitted: (1) by first class mail (to Ameristock Mutual Fund, P.O. Box 44266, Denver, CO 80201-4266); (2) by overnight mail (to Ameristock Mutual Fund, c/o ALPS Fund Services, 1290 Broadway, Suite 1100, Denver, CO 80203); or (3) by telephone (at (800) 394-5064). You may request that your redemption proceeds be: (1) sent to you by check, or (2) wire transferred to a bank account designated by you.

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Tax Information

The Fund intends to make distributions annually that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account such as a 401(k) or individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or an organization that provides recordkeeping and consulting services to employee benefit plans), the Adviser may pay the intermediary for making the Fund available to the intermediary’s customers and for related services. These payments may create a conflict of interest by influencing the intermediary and its personnel to recommend the Fund over or give greater prominence to the Fund than another investment. Ask your contact at the financial intermediary or visit the financial intermediary’s Web site for more information.

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INVESTMENT OBJECTIVE

The investment objective of the Fund is to seek total return through capital appreciation and current income by investing primarily in equity securities. This objective is not fundamental and, therefore, may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its investment objective principally by investing in common stock, focusing on large capitalization companies headquartered in the United States. To achieve the current income component of this Fund’s investment objective, the Fund invests primarily in companies that pay dividends.

Ameristock Corporation, the Fund’s investment adviser (the “Adviser”), emphasizes a “value” style of investing, generally investing the Fund’s assets in stocks selling at reasonable prices in relation to the Adviser’s assessment of their potential value. The Adviser may consider, among other factors, a company’s ratios of share price to earnings, sales and book value and its dividend yield in assessing whether the company’s stock is reasonably priced. To a lesser extent the Fund may also invest in stocks experiencing accelerated earnings or revenue growth (“growth stocks”) in order to be represented in that portion of the stock market. The Fund will normally sell a stock when the Adviser decides that the stock no longer meets the investment criteria described above. Up to 20% of the total value of the Fund’s stock holdings may be invested in stocks of companies headquartered outside the United States. Compliance with this restriction is determined solely immediately after and as a result of the Fund’s acquisition of such a foreign stock.

The Fund may temporarily depart from investing in accordance with the above strategies if domestic or international events have significantly disrupted, or in the opinion of the Adviser will materially disrupt, the stock market. In these circumstances, the Fund may hold a higher percentage of its assets in cash, cash equivalents or short term fixed income securities. If the Fund does so, the Fund may not achieve its investment objective.

PRINCIPAL RISKS

Investment in the Fund is subject to the following principal risks:

•	The value of securities in the Fund’s portfolio will go up and down. Consequently, the Fund’s share price may decline and you could lose money.
•	The stock market is subject to significant fluctuations in value as a result of political, economic and market developments. If the stock market declines in value, the Fund is likely to decline in value.
•	Because of changes in the financial condition or prospects of specific companies, the individual stocks selected by the Fund may decline in value, thereby causing the Fund to decline in value.

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•	There is no assurance that the Fund’s “value” style of investing will achieve its desired result. In fact, the Fund may decline in value as a result of emphasizing this style of investing. Securities purchased by the Fund may remain undervalued by the market, or may not actually have the potential for appreciation that the Adviser originally expected.
•	“Growth” stocks generally are more expensive relative to the earnings or assets of the company issuing the stock than other types of stocks. Consequently, these stocks tend to be more volatile than other types of stocks. In particular, growth stocks are very sensitive to changes in earnings. Negative developments in this regard could cause a stock to decline dramatically, resulting in a decrease in the Fund’s share price.
•	An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Statement of Additional Information (“SAI”).

HOW TO BUY SHARES

Shares of the Fund are purchased at the net asset value per share (as described in “Net Asset Value” below) next determined after receipt by the Fund’s Transfer Agent (or an Intermediary as discussed below) of your investment in proper form as described below. You can purchase, redeem or exchange shares on any date the New York Stock Exchange is open. There are no sales charges. The minimum initial investment is $1,000 and there is no minimum for subsequent investments.

To purchase shares, complete and sign the Application to Buy Shares (or investment stub in the case of a subsequent purchase) and mail it, together with your personal check payable to Ameristock Mutual Fund, Inc.:

First Class Mail:

  Ameristock Mutual Fund
  P.O. Box 44266
  Denver, CO 80201-4266

Overnight Mail:

  Ameristock Mutual Fund
  c/o ALPS Fund Services
  1290 Broadway, Suite 1100
  Denver, CO 80203

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To purchase shares by wire, transmit funds from your account to:

    State Street Bank & Trust
    225 Franklin Street
    Boston, MA 02171
    ABA #011000028
    DDA #42996082
    Account Name: Ameristock Mutual Fund
    Shareholder Account #
    Shareholder Name

Your investment will be considered to be in “proper form” if it includes a personal check or wire funds transmission from your account together with a completed Application to Buy Shares or (in the case of a subsequent purchase) a completed investment stub from a previous purchase or sale confirmation. The Fund will not accept cash, cashier’s checks, money orders, credit card convenience checks, traveler’s checks, third party checks or third party wire transfers.

Each investment in the Fund, including reinvested dividends and capital gains distributions, is acknowledged by a statement showing the number of shares purchased, the net asset value at which the shares were purchased, and the new balance of Fund shares owned. For reasons of economy and convenience, the Fund will not issue certificates for shares purchased.

You may purchase or sell Fund shares through a broker-dealer, bank or other financial institution, or an organization that provides recordkeeping and consulting services to 401(k) plans or other employee benefit plans (an “Intermediary”). Intermediaries may charge you a fee for this service, may require different minimum initial investments than the Fund, and may impose minimums for subsequent investments. Intermediaries may also impose other charges or restrictions different from those applicable to shareholders who invest in the Fund directly. Therefore, it may cost more for you to purchase shares through an Intermediary than to purchase shares directly from the Fund. An Intermediary, rather than you as its customer, may be the shareholder of record of your shares. In general, purchase or redemption requests made through an Intermediary will be priced based on the net asset value next calculated after receipt of the request by the Intermediary, even if the Intermediary submits such requests to the Fund after such net asset value has been calculated. The Fund is not responsible for the failure of any Intermediary to carry out its obligations to its customers. Intermediaries may receive compensation from the Adviser for making the Fund available to their customers (such payments are sometimes referred to as “revenue sharing”), and for the recordkeeping and similar administrative services the Intermediaries provide to their customers. While the Adviser does not believe that the Fund is provided any increased distribution services or prominence by any Intermediary as compared to other funds offered by the Intermediary, a particular Intermediary’s compensation arrangements may vary from fund to fund, and an Intermediary therefore may have a financial incentive to have its customers purchase shares of the Funds over other funds that it offers.

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The Fund reserves the right not to accept purchase orders under circumstances or in amounts considered disadvantageous to existing shareholders. See “Frequent Trading in Fund Shares” below.

HOW TO REDEEM SHARES

General

You may redeem (sell) your shares at any time. The redemption price per share is the net asset value (determined as described under “Net Asset Value”) next calculated after receipt of a properly completed redemption request by the Transfer Agent or an Intermediary. Because net asset value fluctuates, the amount received upon redemption may be more or less than the amount paid for the shares.

You may request payment of redemption proceeds by check or wire transfer. The Fund makes payment by check for the shares redeemed within seven days after it receives a properly completed redemption request (in accordance with the procedures described in “Redemption by Mail” or “Redemption by Telephone,” below), except as described below.

Where an investor requests wire payment, the Transfer Agent will wire the redemption proceeds by federal funds only to the bank and account designated on the Application to Buy Shares or in subsequent written instructions, and only if the bank is a commercial bank that is a member of the Federal Reserve System. Redemption proceeds are normally wired on the business day following the request, but the Fund reserves the right to take up to seven days to make payment by wire. The Transfer Agent may charge a $20.00 fee for each payment made by wire of redemption proceeds, which fee will be deducted from the investor’s account.

A written request with a signature guarantee from any “eligible guarantor institution” as defined by the rules under the Securities Exchange Act of 1934 must be sent to the Transfer Agent: (1) to change ownership of your Fund account; (2) to change the designated bank account to receive wire redemptions; (3) in connection with a redemption request for $25,000 or more; and (4) in connection with certain other redemptions described below under “Redemption by Mail.” Eligible guarantor institutions include banks, broker/dealers, credit unions, national securities exchanges, registered securities associations clearing agencies, and savings associations. A notary public is not an eligible guarantor.

Payment of redemption proceeds with respect to shares purchased by check will not be made until the check or payment received for investment has cleared, which may take up to 11 business days.

Under unusual circumstances, redemption proceeds may be paid in whole or in part in securities or other property rather than in cash.

The Fund reserves the right to suspend or postpone redemptions during any period: (1) when trading on the New York Stock Exchange is restricted; (2) when, as a result of an emergency, it is not reasonably practical for the Fund to dispose of, or determine

10	Prospectus September 28, 2012

the fair market value of, its assets; or (3) as the Securities and Exchange Commission may by order permit for the protection of shareholders of the Fund. In addition, anti-money laundering and similar government regulations may require the Fund to block a shareholder’s account and thereby refuse to pay any redemption request until instructions are received from the appropriate regulator. If the net asset value of the shares in an account is less than $1,000 as a result of previous redemptions and not market declines, the Fund may notify the shareholder that unless the account value is increased to at least the minimum within 60 days the Fund will redeem all shares in the account and pay the redemption price to the shareholder.

Redemption by Mail

Each Fund will redeem all or any part of shares owned upon written request delivered to the Fund at:

First Class Mail:
    Ameristock Mutual Fund
    P.O. Box 44266
    Denver, CO 80201-4266

Overnight Mail:
    Ameristock Mutual Fund
    c/o ALPS Fund Services
    1290 Broadway, Suite 1100
    Denver, CO 80203

The redemption request must:

1.	Include your name and account number.
2.	Specify the number of shares or dollar amount to be redeemed, if less than all shares are to be redeemed.
3.	Be signed by all owners exactly as their names appear on the account.
4.	Include a signature guarantee if (i) you want the redemption proceeds sent to a different address from that registered on the account, (ii) the proceeds are to be made payable to someone other than the account owner(s), or (iii) the redemption request is made within 15 days after you request a change to the account’s registered address.

In the case of shares being redeemed from an IRA or other qualified retirement account, a statement of whether or not federal income tax should be withheld is needed; otherwise federal tax will automatically be withheld.

In the case of shares registered in the name of a corporation or other legal entity, the redemption request should be signed in the name of the corporation or entity by an officer whose title is stated, and a certified bylaw provision or resolution of the board of directors authorizing the officer to so act must be furnished.

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Redemption by Telephone

You may redeem shares by telephone by calling the Fund at (800) 394-5064. In order to use the telephone redemption procedure, a shareholder must have elected this procedure in writing, and the redemption proceeds must be mailed directly to the investor or transmitted to the investor’s pre-designated account at a domestic bank.

By electing the telephone redemption option, you may be giving up a measure of security that you might have if you were to redeem your shares in writing. For reasons involving the security of your account, you will be required to provide certain account information before your instructions will be carried out, and the telephone transaction may be tape-recorded. The Transfer Agent has adopted these procedures to reasonably verify that telephone instructions are genuine. If it follows those procedures, neither the Funds nor the Transfer Agent will be responsible for the authenticity of telephone instructions and will not be responsible for any loss, damage, cost or expense arising out of any telephone instructions received for an account. Furthermore, you agree to hold harmless and indemnify the Fund, the Transfer Agent, and any affiliated officers, employees, directors, and agents from any losses, expenses, costs or liabilities (including attorneys’ fees) that may be incurred in connection with either the written or telephone redemption procedures.

UNCLAIMED (LOST OR ABANDONED) PROPERTY

The Transfer Agent may, pursuant to current state regulations, transfer shareholder funds to the state (“escheat funds”), if such funds go unclaimed by the shareholder for an extended period of time; for example, if checks are not cashed or property is not claimed by the estate after a reported death. In addition, Section 17Ad-17 of the Securities Exchange Act of 1934 dictates a process in which a broker-dealer must engage in order to find the owner of record. Once all efforts required by law or regulation has been exhausted, a broker-dealer or Transfer Agent may, pursuant to state law, escheat shareholder funds. State regulations regarding escheatment vary from state to state.

FREQUENT TRADING IN FUND SHARES

The Fund is intended for long-term investors, not for frequent traders. As will be discussed in more detail below, the Fund and the Adviser believe that frequent trading has not been and is not likely to become a serious problem for the Fund. Accordingly, the Fund’s Board of Directors has adopted a policy of not monitoring for frequent trading activity in Fund shares and the Fund will not, except in extreme circumstances, seek to take any action to prohibit persons from engaging in frequent trading with respect to the Fund (the “Frequent Trading Policy”).

Some persons engaged in frequent trading of a mutual fund’s shares may be attempting to predict short-term market movements, while others may be using arbitrage strategies by attempting to exploit differences between the value of a fund’s investments used in determining the fund’s net asset value and the actual value of such investments.

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All frequent trading activity may increase a fund’s operating costs, including the brokerage commissions it pays, and disrupt its portfolio management, including by causing the fund’s manager to hold more cash than otherwise would be the case in order to meet the redemption requests of market timers. In addition, arbitrage strategies, if successful, will dilute the value of shares held by long-term investors.

The Adviser has not had any indication that frequent trading has been a serious problem for the Fund. The Fund’s policy of focusing its investments on securities of large capitalization domestic companies does not make it an attractive target for persons engaged in arbitrage strategies. As a result, the Adviser and the Fund’s Board of Directors believe that trading restrictions and active monitoring for such trading are unnecessary. Should frequent trading become a problem for the Fund in the future, the Frequent Trading Policy may be revised to include specific restrictions and active monitoring. However, unless and until such revisions are made, the Fund’s current Frequent Trading Policy may make it difficult for the Fund to respond quickly and effectively to frequent trading that does arise.

Shares of the Fund are frequently held in omnibus accounts in the name of a brokerage firm, retirement plan administrator or other entity as nominee for the benefit of its customers (“nominees”). In these cases, neither the Fund nor its transfer agent generally will be aware of the identity or trading activity of particular beneficial owners of the Fund’s shares. Because the Fund does not restrict frequent trading, the Fund is not required to, and generally will not, enter into written agreements with nominees under which such nominees would be required to provide the Fund with certain shareholder identity and transaction information upon the Fund’s request. (Some nominees assess transaction fees on sales of Fund shares held by beneficial owners for less than a specified period (e.g., 30 days), which serves as a check on frequent trading activity.)

NET ASSET VALUE

Net asset value per share is determined as of the close of regular trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time) on each business day. The net asset value per share of the Fund is computed by dividing the value of the Fund’s net assets by the total number of shares of the Fund outstanding. The Fund’s investments are valued primarily on the basis of market quotations. If market quotations for an investment are not readily available or are suspect, the investment will be valued at its “fair value” as determined in good faith by, or under procedures adopted by, the Fund’s Board of Directors. Market quotations may be considered unavailable or suspect when, for example: (1) significant events have occurred between the time of the market quotation and the valuation of the Fund’s assets that may materially impact the value of the security; (2) the security’s trading has been halted, suspended or the security has not traded since the prior day, or there is a thin market in the security; or (3) the security’s primary trading market is closed at a time when it normally would be open.

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The use of fair value pricing may result in changes to the values determined for the Fund’s investments, which may in turn affect the Fund’s net asset value. In addition, there can be no assurance that the Fund will be able to obtain the fair value assigned to a security when that security is sold. Because the Fund invests principally in large capitalization domestic companies, it expects that the need to value any Fund investments based on fair value will arise only infrequently. Nonetheless, the Fund’s Board of Directors will review the Fund’s fair value procedures at least annually for their continuing appropriateness, and will review any fair value determinations made under the procedures on at least a quarterly basis.

The Fund may invest in portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the value of the Fund’s portfolio securities may change on days when the Fund’s net asset value per share is not determined and shareholders are not able to purchase or redeem the Fund’s shares.

INVESTMENT MANAGEMENT

The Fund has retained the Adviser, an investment management organization, as its investment adviser. The Adviser has acted as the investment adviser to the Fund since its inception in 1995. The Adviser manages the investment of the Fund’s assets and is responsible for the overall management of its business affairs. Currently, the Fund is the only investment advisory client of the Adviser. The Adviser’s address is 1320 Harbor Bay Parkway, Suite 145, Alameda, CA 94502.

For the services of the Adviser, the Fund pays as compensation a fee, accrued daily and payable monthly, at an annual rate of 1.00% of the Fund’s average net assets for the first $100 million and 0.75% of average net assets thereafter. The Adviser pays all of the operating expenses of the Fund except for brokerage, taxes, interest, extraordinary expenses and non-interested director fees.

The advisory fee received by the Adviser from the Fund for the fiscal year ended June 30, 2012 was 0.88% of average net assets.

The Fund’s annual report to shareholders for the fiscal year ended June 30, 2012 contains a discussion regarding the basis for the approval by the Fund’s Board of Directors of the investment advisory agreement for the Fund.

Nicholas D. Gerber, the President of the Adviser and lead portfolio manager of the Fund, has served as portfolio manager since the Fund’s inception in 1995. He also serves as portfolio manager of certain registered commodity pools for which United States Commodity Funds LLC (“U.S. Commodity Funds”), an affiliate of the Adviser, serves as general partner. Mr. Gerber is President and a management director of U.S. Commodity Funds. Andrew Ngim has been the co-portfolio manager of the Fund since 2000. Mr. Ngim has been a Managing Director of Ameristock Corporation since 1999, and is a management director of U.S. Commodity Funds. The Fund’s Statement of

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Additional Information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and their ownership of Fund securities.

FUND HOLDINGS INFORMATION

Information regarding the securities held by the Fund is available on the Fund’s website www.ameristock.com. Specifically, the complete holdings of the Fund as of the end of the prior month are included as part of the Fund’s most recent “Factsheet,” which is posted to the website within several business days after the end of the month and is maintained on the website at least until the Fund has filed its quarter-end holdings with the Securities and Exchange Commission as required. The Fund’s SAI includes a more detailed description of the Fund’s policies and procedures with respect to the disclosure of the portfolio securities held by the Fund.

DIVIDENDS AND TAXES

The Fund declares and pays any dividends annually to shareholders. Dividends are paid to all shareholders invested in the Fund as of the record date. The record date is the date on which a shareholder must officially own shares in order to earn a dividend.

In addition, the Fund pays a distribution of any capital gains at least annually. Your dividends and capital gains distributions will be automatically reinvested in additional shares, unless you elect cash payments on the Application to Buy Shares.

If you purchase shares just before the Fund declares a dividend or capital gain distribution, you will pay the full price for the shares and then receive a portion of the price back in the form of a distribution, whether or not you reinvest the distribution in shares. That distribution likely will be taxable to you depending on the circumstances. Therefore, you should consider the tax implications of purchasing shares shortly before the Fund declares a dividend or capital gain distribution. Contact your investment professional or the Fund for information concerning when dividends and capital gains will be paid.

The Fund sends an annual statement of your account activity to assist you in completing your federal, state and local tax returns. Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in the Fund. Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable as long-term capital gains no matter how long you have owned your shares. Dividends are generally taxable as ordinary income, although dividends that consist of dividends the Fund has received may be qualified dividend income eligible for taxation to non-corporate shareholders at long-term capital gain rates, provided certain holding period requirements are met.

Fund distributions may consist of both dividends and capital gains. Redemptions are taxable sales. Please consult your tax adviser regarding your federal, state and local tax liability.

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OTHER INFORMATION

Brown Brothers Harriman & Co., 40 Water Street, Boston, MA 02109 acts as the custodian of the Fund’s investments.

ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, CO 80203, is the transfer agent, administrator and bookkeeping and pricing agent for the Fund. ALPS Distributors, Inc., 1290 Broadway, Suite 1100, Denver, CO 80203, is the distributor for the Fund.

Cohen Fund Audit Services, Ltd., 800 Westpoint Parkway, Suite 1100, Westlake, OH 44145-1524, has been selected to serve as the independent registered public accounting firm for the Fund and, as such, audits the annual financial statements of the Fund.

Reed Smith LLP, 1301 K Street, N.W., Washington, DC 20005-3317, has provided advice on certain matters relating to the federal securities laws.

16	Prospectus September 28, 2012

PRIVACY POLICY

In the course of doing business with the Adviser, its affiliates and the Fund, you share personal and financial information with us. We treat this information as confidential and recognize the importance of protecting access to it.

Collection of Customer Information

You may provide information when communicating or transacting with us in writing, electronically, or by phone. For instance, information may come from applications, requests for forms or literature, and your account positions with us. On occasion, such information may come from consumer reporting agencies and those providing services to us.

Disclosure of Customer Information

We do not sell information about current or former customers to any third parties, and we do not disclose it to third parties, except: (1) when necessary to process a transaction, maintain or service an account, or as we may otherwise be permitted to do without providing you a right to “opt out” of the disclosure; (2) within the Ameristock family of companies so that we may offer products and services that may meet your needs, although any shared information that is deemed “eligibility information” would not be used by an affiliate to make marketing solicitations; or (3) with companies that perform other services for us. When we enter into such a servicing relationship, our contracts restrict the companies’ use of our customer information, prohibiting them from sharing or using it for any purposes other than those for which they were hired.

Security of Customer Information

We maintain, and require our service providers to maintain, physical, electronic, and procedural safeguards to protect your personal information.

1-800-394-5064 ¢ www.ameristock.com	17

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information presented for the fiscal years ended

Fiscal Year Ended June 30, 2012
Net Asset Value, Beginning of Period	$37.28
Income from Investment Operations
Net Investment Income[1]	0.47
Net Gains (Losses) on Securities (realized and unrealized)	0.13
Total from Investment Operations	0.60
Less Distributions
Dividends (from net investment income)	(0.44)
Distributions (from capital gains)	0.00
Total Distributions	(0.44)
Net Asset Value, End of Period	$37.44
Total Return	1.66%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$197.93
Ratio of Expenses to Average Net Assets	0.92%
Ratio of Net Income to Average Net Assets	1.30%
Portfolio Turnover Rate[2]	24%
[1]	Based on average shares outstanding.
[2]	A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases of investment securities (excluding short-term securities) for the year ended June 30, 2012 were $47,226,681, and sales of investment securities (excluding short-term securities) for such period were $63,810,600.

Notes to Financial Statements appear in the Fund’s Annual Report.

18	Prospectus September 28, 2012

June 30, 2012, 2011 and 2010 has been audited by Cohen Fund Audit Services, Ltd, the Fund’s Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, are included in the Fund’s latest Annual Report, which is available upon request. The information for the fiscal years ended June 30, 2009 and June 30, 2008, was audited by the Fund’s prior independent registered public accounting firm.

Fiscal Year Ended June 30, 2011	Fiscal Year Ended June 30, 2010	Fiscal Year Ended June 30, 2009	Fiscal Year Ended June 30, 2008
$29.75	$26.73	$36.28	$46.36

0.51	0.40	0.50	1.03

7.56	2.93	(7.74)	(9.10)
8.07	3.33	(7.24)	(8.07)

(0.54)	(0.31)	(1.82)	(0.50)
0.00	0.00	(0.49)	(1.51)
(0.54)	(0.31)	(2.31)	(2.01)
$37.28	$29.75	$26.73	$36.28
27.31%	12.38%	(19.59)%	(18.03)%

$211.47	$186.71	$185.24	$303.33

0.91%	0.91%	0.91%	0.83%

1.49%	1.27%	1.75%	2.42%
90%	51%	30%	14%

1-800-394-5064 ¢ www.ameristock.com	19

AMERISTOCK MUTUAL FUND, INC.

The SAI dated September 28, 2012 for the Fund, which includes additional information about the Fund, is incorporated by reference into this prospectus. Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. To obtain the SAI, the annual report, semi-annual report and other information without charge and to make shareholder inquires, call the Fund at (800) 394-5064 or visit the Fund’s Internet site at http://www.ameristock.com.

Information about the Fund (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Report and other information about the Fund are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102 or by electronic request at the following E-mail address: publicinfo@sec.gov. You can call 202-551-8090 for information on the Public Reference Room’s operations and copying charges.

Ameristock Mutual Funds
1320 Harbor Bay Parkway, Suite 145
Alameda, California 94502
www.ameristock.com

Investment Adviser
Ameristock Corporation
1320 Harbor Bay Parkway, Suite 145
Alameda, California 94502

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

Legal Counsel
Reed Smith LLP
1301 K Street, N.W.
Washington, D.C. 20005-3317

Independent Registered Public Accounting Firm
Cohen Fund Audit Services, Ltd.
800 Westpoint Parkway, Suite 1100
Westlake, OH 44145-1524

Transfer Agent, Administrator and
Bookkeeping and Pricing Agent
ALPS Fund Services, Inc.
1290 Broadway, Suite 1100
Denver, Colorado 80203

Distributor
ALPS Distributors, Inc.
1290 Broadway, Suite 1100
Denver, Colorado 80203

Investment Company Act File No.: 811-09090

Fund distributed by ALPS Distributors, Inc.

P.O. Box 44266
Denver, CO 80201-4266

Ameristock Funds are distributed by ALPS Distributors, Inc.

AMERISTOCK MUTUAL FUND, INC.

STATEMENT OF ADDITIONAL INFORMATION

September 28, 2012

This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus of the Ameristock Mutual Fund, Inc. (the “Fund”) dated September 28, 2012 (the “Prospectus”). Certain information from the Fund’s latest annual and semi-annual reports is incorporated by reference into this Statement of Additional Information. To obtain a copy of the Fund’s Prospectus, annual report and semi-annual report, without charge, please write to the Fund at 1320 Harbor Bay Parkway, Suite 145, Alameda, CA 94502 or call (800) 394-5064.

The Prospectus and this Statement of Additional Information omit certain information contained in the Fund’s registration statement filed with the Securities and Exchange Commission (“SEC”). You may inspect and, by paying the charges prescribed under the SEC’s rules and regulations, obtain copies of the registration statement, including items omitted from the Prospectus and this Statement of Additional Information, at the Public Reference Room of the SEC in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 550-8090. The registration statement is also available on the EDGAR Database on the SEC’s Internet website at http://www.sec.gov.

INVESTMENTS AND RISKS

Classification

The Fund is a diversified, open-end management investment company.

Information on the Fund’s Investments

The Fund has an investment objective of seeking total return through capital appreciation and current income by investing primarily in equity securities. The principal investment strategies used by the Fund to pursue this objective and the principal risks of investing in the Fund are described in the Prospectus under the headings “Principal Investment Strategies” and “Principal Risks.”

Described below are (i) certain other investment strategies (including strategies to invest in particular types of securities) that are not principal strategies, and (ii) the risks of those strategies:

Securities Lending.  Securities lending allows the Fund to retain ownership of the securities loaned out and, at the same time, to earn additional income. The Fund may lend portfolio securities constituting up to one-third of its total asset value (which includes collateral received from the borrower at market value computed at the time of making the loan). Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will only be made to parties that have been rated within the two highest grades assigned by Standard & Poor’s or Moody’s, or that have been determined by the Fund’s investment adviser, Ameristock Corporation (the “Investment Adviser”), to be of equivalent quality. Furthermore, securities will only be lent if, in the judgment of the Investment Adviser, the consideration to be earned from such loans justifies the risk.

Under SEC staff positions, the Fund may engage in securities lending transactions only under the following conditions: (i) the Fund must receive at least 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from a borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (iii) after giving notice, the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) the Investment Adviser must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

Cash collateral received through loan transactions may be invested in any security in which the Fund is authorized to invest. The Fund is subject to market forces (i.e., capital appreciation or depreciation) relating to investments made with cash collateral, and remains subject to market forces relating to the loaned security.

Repurchase Agreements.  The Fund may invest in repurchase agreements. A repurchase agreement is an instrument under which the Fund acquires ownership of a security but the seller agrees, at the time of sale, to repurchase the security at a mutually agreed-upon time and price. The resale price is in excess of the purchase price and reflects an agreed-upon market rate unrelated to the interest rate on the purchased security. The Fund will make payments for the underlying securities acquired in connection with repurchase agreements only upon physical delivery or evidence of book entry transfer to the account of the custodian or bank acting as agent. In the event of bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses including: (a) possible decline in the value of the underlying securities during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

Illiquid Investments.  Illiquid investments are investments that cannot be sold or disposed of within seven days in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Directors, the Investment Adviser determines the liquidity of the Fund’s investments and, through reports from the Investment Adviser, the Board of Directors monitors investments in illiquid instruments. In determining the liquidity of securities traded among institutional investors under SEC Rule 144A, the Investment Adviser may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers in the marketplace, (iii) dealer undertakings to make a market, (iv) the nature of the security (including any demand or tender features), and (v) the nature of the marketplace for trades (including the ability to assign or offset the Fund’s rights and obligations relating to the investment). The Fund may not invest in securities or other assets that are determined to be illiquid if more than 15% of the Fund’s net assets would be invested in such securities.

Foreign Exposure.  The Fund may invest in (i) stocks of U.S. headquartered companies having substantial foreign operations or (ii) foreign stocks. These stocks involve certain inherent risks that are different from those of other companies, including difficulties in receiving or interpreting financial and economic information, political or economic instability of the foreign country or countries, diplomatic developments which could affect U.S. investments in those countries, changes in foreign currency and exchange rates and the possibility of adverse changes in investment or exchange control regulations. As a result of these and other factors, these stocks may be subject to greater price fluctuations than securities of other companies. Foreign stocks may also be less liquid than U.S. stocks. There may also be difficulty in invoking legal protections across borders.

The Fund may invest in foreign companies through (1) the purchase of a foreign stock directly from a foreign exchange, and (2) the purchase of American Depositary Receipts (“ADRs”), which are receipts typically issued by U.S. banks and traded in U.S. markets (for U.S. dollars) evidencing ownership of the underlying foreign securities into which they are convertible. When purchasing foreign stock directly from a foreign exchange, there are certain risks such as currency risks during the settlement period, as well as risks to the Fund due to the timing of the close of a foreign exchange, as well as those other risks noted in the paragraph above. While investment in ADRs eliminates certain of the risks generally associated with investment in foreign stocks, such as currency risks during the settlement period for any transactions, it does not eliminate many of the other risks. ADRs may be sponsored or unsponsored. Unsponsored ADRs may be created without the participation of the foreign issuer, and holders of unsponsored ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depository of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights.

Foreign Currency Transactions.  In connection with its investments in securities traded in a foreign currency, the Fund may enter into forward contracts to purchase or sell an agreed upon amount of a specific currency at a future date that may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract. Under such an arrangement, concurrently with the entry into a contract to acquire a foreign security for a specified amount of currency, the Fund would purchase with U.S. dollars the required amount of foreign currency for delivery at the settlement date of the purchase; the Fund would enter into similar forward currency transactions in connection with the sale of foreign securities. The effect of such transactions would be to fix a U.S. dollar price for the security to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received, the normal range of which is three to fourteen days. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although such contracts tend to minimize the risk of loss due to a decline in the value of the subject currency, they tend to limit commensurately any potential gain that might result should the value of such currency increase during the contract period.

Options.  An option on a security is a contract that permits the purchaser of the option, in return for the premium paid, the right to buy a specified security (in the case of a call option) or to sell a specified security (in the case of a put option) from or to the writer of the option at a designated price during the term of the option. An option on a securities index gives the purchaser of the option, in return for the premium paid, the right to receive from the seller an amount of cash determined based on the difference between the closing price of the index and the exercise price of the option. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities. The Fund may sell or “write” a call or put option only if the option is

“covered.” This means so long as the Fund is obligated as the writer of a call option, it will hold the underlying security subject to the call, or hold a call at the same or lower exercise price, for the same exercise period, and on the same securities as on the written call. A put is covered if the Fund maintains liquid assets with a value equal to the exercise price in a segregated account, or holds a put on the same underlying securities at an equal or greater exercise price. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instruments on which they are purchased or sold.

The Fund’s purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases a similar instrument) against substantial declines in the market value by giving the Fund the right to sell such instrument at the option exercise price. The Fund’s purchase of a call option on a security or index might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund’s income. Even though the Fund will receive the option premium to help protect it against a loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold. The sale of put options can also provide income.

The value of the underlying securities on which the Fund has sold put or call options will not at any one time exceed 15% of the Fund’s total assets. The Fund will not purchase put or call options if the aggregate premium paid for such options would exceed 5% of the Fund’s total assets at the time of purchase.

The Fund’s ability to close out its position as a purchaser or seller of a put or call option is dependent, in part, upon the liquidity of the option market. To help ensure that a liquid market exists for the Fund’s put and call options, the Fund generally will not purchase or sell options that are not listed on a national securities exchange. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of an exchange; (v) inadequacy of the facilities of an exchange to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

Futures.  A futures contract is a binding contractual commitment that, if held to maturity, generally will result in an obligation to make or accept delivery of the securities or instrument underlying the contract. The Fund’s use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements, in particular the rules and regulations of the Commodity Futures Trading Commission, and will be entered into only for bona fide hedging, risk management, or other portfolio management purposes. Typically, entering into a futures contract requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified asset (initial margin) which is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation or maintenance margin) may be required to be deposited thereafter on a daily basis as the marked to market value of the contract fluctuates. The purchase of an option on a futures contract involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential variation or maintenance margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into offsetting transactions, but there can be no assurance that a position will be able to be offset prior to settlement at an advantageous price and that delivery of the underlying security or instrument will not occur.

The Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the face amount of all open futures contracts and options thereon would exceed 25% of the Fund’s total assets.

There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures or futures option position. The Fund would be exposed to possible loss on the position during the interval of inability to close, and would continue to be required to meet margin requirements until the position was closed, which could result in a decrease in the Fund’s net asset value. The liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges, which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruption of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

Segregated Accounts.  If the Fund enters into a futures contract or writes an option or an option on a futures contract, it will be required to segregate liquid assets with its custodian to the extent Fund obligations are not otherwise “covered” through ownership of the underlying security or financial instrument. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, or instruments required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them.

Fixed Income Securities.  The Fund may invest in fixed income securities (including bank certificates of deposit, bank checking accounts, and U.S. Government and Agency obligations). All of the Fund’s fixed income securities must be rated within the top three categories of safety according to rating service companies like Standard & Poor’s, Moody’s or Fitch at the time of the investment or, if not rated, must then be determined by the Investment Adviser to be of comparable quality. Fixed income securities prices fluctuate inversely with interest rate movements. The Fund intends to hold only short-term fixed income instruments (less than 1 year), which should help alleviate price fluctuations. Other fixed income risk factors include default risk.

Other Investment Companies.  The Fund may invest in securities issued by other investment companies within the limits prescribed by the Investment Company Act of 1940 (the “1940 Act”). The Fund intends to limit its investments in investment companies other than money market funds so that, as determined immediately after a securities purchase is made: (i) not more than 5% of the value of the Fund’s total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of the Fund’s total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. To the extent that the Fund invests in other investment companies, an investor in the Fund will bear not only his proportionate share of the expenses of the Fund but also indirectly similar expenses of the underlying investment companies in which the Fund invests. These expenses consist of advisory fees, expenses related to the distribution of shares, brokerage commissions, accounting, pricing and custody expenses, printing, legal and audit expenses and other miscellaneous expenses.

Cash Sweep Program.  Under a “sweep” program sponsored by the Fund’s custodian, the Fund may invest its excess cash in overnight time deposits of offshore branches of United States banks that have been pre-approved by the Investment Adviser. Excess cash invested with deposit institutions domiciled outside the United States, as with any foreign investment, may be subject to sovereign actions in the jurisdiction of the deposit institution, including but not limited to the freezing, seizure and taxation of such investments.

Policies

Unless otherwise noted, whenever an investment policy states a maximum percentage of the Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such a standard or percentage will be determined immediately after and as a result of the Fund’s acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund’s investment objectives and policies.

The Fund’s fundamental investment policies cannot be changed without approval by a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund. The following are the Fund’s fundamental investment policies set forth in their entirety. The Fund may not:

1)	purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry;
2)	purchase the securities of any issuer if such purchase, at the time thereof, would cause more than 5% of the value of the Fund’s total assets at market to be invested in the securities of such issuer (other than obligations of the United States government and its instrumentalities);
3)	purchase the securities of an issuer if, as a result the Fund would own more than 10% of the outstanding voting securities of such issuer;
4)	issue senior securities, except as permitted under the 1940 Act;
5)	borrow money, except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including weekends or holidays) to the extent necessary to comply with the 33 1/3% limitation;
6)	act as an underwriter of securities issued by others, except to the extent the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;
7)	make loans, although the Fund may invest in debt securities and lend portfolio securities;
8)	invest in securities or other assets that the Board of Directors determines to be illiquid if more than 15% of the Fund’s net assets would be invested in such securities;
9)	(a) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities), (b) invest in oil, gas, or mineral exploration or development programs or leases, or (c) purchase securities on margin.
10)	purchase or sell real estate or make real estate mortgage loans or invest in real estate limited partnerships, except that the Fund may purchase and sell securities issued by entities engaged in the real estate industry or instruments backed by real estate.
11)	invest more than 5% of its assets (valued at time of investment) in securities of issuers with less than three years operation (including predecessors).
12)	invest more than 5% of its assets (valued at time of investment) in securities that are not marketable.
13)	make loans, except the Fund may (i) purchase and hold debt securities in accordance with its investment objective and policies, and (ii) engage in securities lending as described in the Prospectus and in the Statement of Additional Information.

The foregoing restrictions may not be changed without the approval of a majority of the Fund’s outstanding voting securities. As used in the Statement of Additional Information, a majority of the Fund’s outstanding voting securities means the lesser of (a) more than 50% of the Fund’s outstanding voting securities or (b) 67% or more of the voting securities present at a meeting at which more than 50% of the outstanding voting securities are present or represented by proxy.

MANAGEMENT AGREEMENT

The Investment Adviser is Ameristock Corporation, 1320 Harbor Bay Parkway, Suite 145, Alameda, CA 94502. The Investment Adviser is an affiliate through common control of Wainwright Holdings, Inc. (“Wainwright”). Nicholas D. Gerber, President of the Investment Adviser, and Melinda Gerber are trustees of a trust that owns more than 25% of the outstanding voting shares of the Investment Adviser and of Wainwright. Wainwright is a holding company that owns United States Commodity Funds LLC, a single member limited liability company formed in the State of Delaware that serves as a commodity pool operator.

Under the Management Agreement with the Fund, the Investment Adviser acts as investment adviser to the Fund and, subject to the supervision of the Board of Directors, directs the investments of the Fund in accordance with the Fund’s investment objective, policies, and limitations. The Investment Adviser also provides the Fund with all necessary office facilities and personnel for servicing the Fund’s investments, and compensates all officers of the Fund, all Directors who are “interested persons” of the Fund or the Investment Adviser, and all personnel of the Fund or of the Investment Adviser performing services relating to research, statistical, and investment activities.

The Investment Adviser pays all operating expenses of the Fund except for brokerage, taxes, interest, non-interested directors’ fees, and extraordinary expenses (including, without limitation, litigation and indemnification costs and expenses).

For the services of the Investment Adviser, the Fund pays as compensation a fee, accrued daily and payable monthly, at an annual rate of 1.00% of the Fund’s average net assets for the first $100 million and 0.75% of average net assets thereafter. For the fiscal years ended June 30, 2012, 2011 and 2010, the Fund paid fees to the Investment Adviser in the amounts of $1,747,462, $1,768,062 and $1,809,925, respectively.

The Investment Adviser is responsible for voting proxies on securities held by the Fund. Under the Investment Adviser’s Proxy Voting Guidelines, proxies are generally voted in favor of proposals that the Investment Adviser anticipates will enhance the long-term value of the securities being voted. Generally, this means voting for proposals that the Investment Adviser believes will (a) improve the management of a company, (b) increase the rights or preferences of the voted securities, and (c) increase the chance that a premium offer would be made for the company or for the voted securities. The Proxy Voting Guidelines also include specific examples applying this general policy to certain types of proxy issues, including proposals relating to board structure and the process for electing directors, compensation and stock option plans, and mergers and other corporate transactions. Because of the limited scope of the business of the Investment Adviser and its affiliates, the Investment Adviser does not expect conflicts between the interests of the Fund and those of the Investment Adviser with respect to voting proxies to arise frequently. However, if proxies are solicited with respect to an issuer that currently or periodically does any business with the Investment Adviser or its affiliates, the proxy must be referred to the Investment Adviser’s Chief Compliance Officer before it is voted. Information regarding how the Fund voted proxies during the 12-month period ended June 30, 2012 is available (1) without charge through the Fund’s website at http://www.ameristock.com (from the home page, click on Ameristock Mutual Fund), and (2) on the Commission’s website at http://www.sec.gov.

ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, CO 80203 (“ALPS Services”) provides certain administrative services to the Fund pursuant to an Administration Agreement between ALPS Services and the Fund. These services include assisting in maintaining office facilities, furnishing clerical services, compiling data for, preparing and filing certain notices to the Securities and Exchange Commission, coordinating execution and filing of tax returns by the Fund’s independent accountant, assisting with the preparation of reports to the Fund’s shareholders and registration statements for the Fund, monitoring expense accruals and payment of expenses on proper authorization from the Fund, monitoring the Fund’s status as a regulated investment company, monitoring compliance with the policies and limitations of the Fund as set forth in the Prospectus and Statement of Additional Information and generally assisting in the Fund’s operations. ALPS Services also acts as transfer agent for the Fund pursuant to a Transfer Agency and Service Agreement with the Fund. ALPS Services also acts as bookkeeping and pricing agent for the Fund pursuant to a Fund Accounting and Services Agreement between ALPS Services and the Fund. All of the fees and expenses payable to ALPS Services under such agreements and to ALPS Distributors, Inc. under the Distribution Agreement (see “Distribution” below) with respect to the Fund are paid by the Investment Adviser pursuant to an Amended Combined Fee Agreement. Total fees paid thereunder to ALPS Services and ALPS Distributors, Inc. by the Investment Adviser during the fiscal years ended June 30, 2012, June 30, 2011 and June 30, 2010 were $225,000, $225,000 and $225,616, respectively.

Portfolio Managers

Mr. Nicholas D. Gerber and Mr. Andrew Ngim serve as the portfolio managers of the Fund. The tables below provide information on the other accounts the day-to-day management of which Messrs. Gerber and Ngim had responsibility for as of June 30, 2012.

Mr. Gerber

Types of Accounts	Number	Total Assets
Registered Investment Companies	0	—
Other Pooled Investment Vehicles	12	$3,149,863,672
Other Accounts	0	—

Mr. Ngim

Types of Accounts	Number	Total Assets
Registered Investment Companies	0	—
Other Pooled Investment Vehicles	0	—
Other Accounts	0	—

The portfolio managers receive compensation from the Investment Adviser in the form of salary and ordinary employee benefits available generally to salaried employees, and do not receive bonuses based on Fund performance or otherwise, although they are likely to benefit indirectly from favorable Fund performance, to the extent that favorable Fund performance may result in an increase in the value of the Investment Adviser. The following table sets forth the dollar range of Fund shares beneficially owned by each portfolio manager as of June 30, 2012:

Portfolio Manager	Dollar Range of Fund’s Equity Securities*
Nicholas D. Gerber	$100,001 - $500,000
Andrew Ngim	$100,001 - $500,000

*	Based on June 30, 2012 net asset value of $37.44 per share.

MANAGEMENT OF THE FUND

Board of Directors

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors in accordance with the laws of the State of Maryland. Information pertaining to the directors and officers of the Fund is set forth below. Directors who are not deemed to be interested persons of the Fund as defined in the 1940 Act are referred to as “independent directors.” Directors who are deemed to be interested persons of the Fund as defined in the 1940 Act are referred to as “interested directors.”

Name, Address, and Age(1)	Position(s) Held with the Fund	Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(3)	Other Directorships Held by Director(4)
INDEPENDENT DIRECTORS
Alev Efendioglu, PhD. (69)	Director	Since 1995	Emeritus Professor of Management and Strategy, School of Management, University of San Francisco (1977-Present).	1	0
Stephen J. Marsh (59)	Director	Since 1995	Vice President, Tamalpais Advisors, Inc. (municipal advisor) (2002- Present), President, Bridgeway Cellars, Inc. (winery) (2003-2011).	1	0
Steven A. Wood (63)	Director	Director since 2001. Chairman of the Audit Committee since January 2012.	President and Chief Economist, Insight Economics, LLC (economic consulting firm) (2003-Present); Chief Economist, Money Management Group (hedge fund) (2003-Present); Lecturer, University of California, Berkeley, Department of Economics (2006- Present) and Haas School of Business (1993-Present)	1	0

Name, Address, and Age(1)	Position(s) Held with the Fund	Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(3)	Other Directorships Held by Director(4)
INTERESTED DIRECTORS
Nicholas D. Gerber (50)(5)	Chairman of the Board of Directors, President and Treasurer	Since 1995	Director, Chief Executive Officer and Portfolio Manager, Ameristock Corporation (the “Investment Adviser”) (1995- Present); Chief Legal Officer of the Fund (2003 – 2010); President and Director, Wainwright Holdings, Inc. (“Wainwright”) (financial services holding company) (2004-Present); Chief Investment Officer and Director, Lyons Gate Reinsurance Company Ltd. (“Lyons Gate”) (2004 – 2009); President, Chief Executive Officer, Chairman and Management Director, United States Commodity Funds LLC (“Commodity Funds”) (commodity pool operator) (2005-Present).	1	0
Andrew Ngim (52)(5)	Director	Since 1995	Director of the Investment Adviser (1995-Present); Managing Director of the Investment Adviser (1999- Present); Director, Wainwright (2004-Present); Management Director, Commodity Funds (2005- Present), Treasurer, United States Commodity Funds LLC (2005-2012).	1	0

Name, Address, and Age(1)	Position(s) Held with the Fund	Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(3)	Other Directorships Held by Director(4)
OFFICERS
Howard Mah (48)	Secretary; Chief Compliance Officer, Principal Financial Officer	Secretary since 1995; Chief Compliance Officer since 2004; Principal Financial Officer since 2012	Director of the
Investment Adviser
(1995-Present); Chief Compliance Officer of the
Investment Adviser
(2008-Present); Compliance Officer
of the Investment
Adviser (2000 – 2007); Director, Wainwright
(2004-Present); Director,
Lyons Gate (2004 – 2009);
Secretary and Management
Director, Commodity Funds (2005-Present);
Chief Compliance Officer and Chief Financial
Officer, Commodity
Funds (2006-Present);
Treasurer, United States
Commodity Funds
LLC (2012–Present); tax and financial consultant in private practice
			(1995-Present).	N/A	N/A
Heather Harker (43)	Chief Legal Officer	Since 2010	General Counsel of the Adviser (2010-Present); General Counsel of Commodity Funds
(2010-Present); Assistant Secretary,
United States
Commodity Funds
LLC (2012-Present);
Of Counsel, Dykema Gossett, PLLC (law firm) (2010); Vice
President and
Associate General
Counsel — Genworth Financial, Inc.
			(2001-2009)	N/A	N/A
Kim Storms (40) ALPS Fund Services, Inc. 1290 Broadway Suite 1100 Denver, CO 80203	Assistant Secretary	Since 2005	Senior Vice President and Director of Fund Administration, ALPS Fund Services, Inc. (2004-Present; Chief Financial Officer, Arbitrage Funds (Aug. 2011-Present)	N/A	N/A

(1)	Each director or officer may be contacted by writing to the director or officer, c/o Ameristock Funds, 1320 Harbor Bay Parkway, Suite 145, Alameda, CA 94502.

(2)	Each director holds office for an indefinite term until the earlier of (i) the election of his successor or (ii) the date the director dies, resigns or is removed.
(3)	A Fund Complex is defined to include registered investment companies with a common investment adviser or an adviser which is an affiliated person. As of the date of this Statement of Additional Information, the Fund is the only investment company in the Fund Complex.
(4)	Directorships of companies are required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.
(5)	Nicholas D. Gerber and Andrew Ngim are “interested persons” by reason of their positions as President and Managing Director, respectively, of the Investment Adviser.
(6)	ALPS Fund Services, Inc. is the Administrator, Bookkeeping and Pricing Agent and Transfer Agent for the Fund, and is an affiliated person of ALPS Distributors, Inc., the Distributor of the Fund.

As noted in the table above, the Chairman of the Board of Directors, Mr. Gerber, is an interested director. Each independent director serves as lead independent director and Audit Committee chairman on a rotating basis. The lead independent director is primarily responsible for acting as liaison between the independent directors on the one hand and Fund management and the full Board of Directors on the other, including by conveying to Fund management and the full Board of Directors certain matters discussed by the independent directors at their separate meetings held on at least a quarterly basis. The Fund has determined that its leadership structure is appropriate given the specific characteristics and circumstances of the Fund, including the relatively small size and straightforward investment strategy and marketing of the Fund, the payment by the Investment Adviser of the operating expenses of the Fund, and the absence of other investment advisory relationships of the Investment Adviser. Furthermore, the independent directors constitute a majority of the members of the Board of Directors and all of the members of the Audit Committee, and all of the independent directors have the opportunity to provide input on matters for consideration at meetings of the Board of Directors and on the management of the Fund generally and to consult with independent counsel.

The Board of Directors oversees the management of the Fund and meets at least quarterly with management of the Investment Adviser to review reports and receive information regarding the Fund’s investment strategy and operations. Risk oversight relating to the Fund is one component of the Board’s oversight, and includes both oversight of the risks of the Fund’s portfolio and risk oversight regarding operational matters such as compliance. The committees of the Board of Directors discussed further below (the Audit and Fair Value Committees) provide oversight as to the risks related to the matters within the committees’ respective jurisdictions. There can be no assurance that all elements of risk, or even all elements of material risk, will be disclosed to or identified by the Board of Directors or its committees.

Compensation

The directors of the Fund who are employees or directors of the Investment Adviser receive no compensation from the Fund. Each of the independent directors is paid $28,000 per year for his services to the Fund, and is reimbursed for the expenses of attending Board meetings and for certain educational expenses. Compensation paid to independent directors for the last fiscal year of the Fund is set forth below. During such fiscal year, there were no other funds in the fund complex.

Director	Aggregate Compensation From the Fund	Pension or Retirement Benefits	Estimated Annual Benefits upon Retirement	Total Compensation From Fund and Fund Complex Paid to Directors
Alev Efendioglu, Ph.D.	$28,000	$0	$0	$28,000
Stephen J. Marsh	$28,000	$0	$0	$28,000
Steven A. Wood	$28,000	$0	$0	$28,000

Share Ownership

The following table sets forth the dollar range of shares beneficially owned by each director as of December 31, 2011:

Director	Dollar Range of Equity Securities in Ameristock Mutual Fund, Inc.*	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies overseen by Director in Family of Investment Companies
Alev Efendioglu, Ph.D.	$10,001 – $50,000	$10,001 – $50,000
Nicholas D. Gerber	Over $100,000	Over $100,000
Stephen J. Marsh	$10,001 – $50,000	$10,001 – $50,000
Andrew Ngim	Over $100,000	Over $100,000
Steven A. Wood	$10,001 – $50,000	$10,001 – $50,000

*	Based on December 31, 2011 net asset value of $35.17 per share.

Board Committees

The Board of Directors of the Fund has established an Audit Committee that is made up of each of the Fund’s independent directors. The Board has adopted a written charter for the Audit Committee. The role of the Audit Committee includes oversight of the Fund’s accounting and financial reporting policies and practices, its internal controls and procedures for financial reporting and, as appropriate, the internal controls of service providers; consideration of the provision of audit and any non-audit services by the Fund’s independent accountants; and oversight of the quality and objectivity of the Fund’s financial statements and the independent audit thereof. During the fiscal year ended June 30, 2012, the Audit Committee held two meetings.

The Board has also established a Fair Value Committee made up of Mr. Gerber, Mr. Efendioglu and Mr. Wood. The role of the Fair Value Committee is to monitor and review the Fund’s pricing procedures and make determinations of “fair value” where market quotations are not readily available. The Fair Value Committee did not meet during the fiscal year ended June 30, 2012.

Experience and Qualifications

Below is a brief discussion of the specific experience, qualification, attributes or skills of each director as they bear upon why such person should serve as a director of the Fund.

Mr. Efendioglu.  In addition to his service as a director of the Fund for the 16 years since its inception, Mr. Efendioglu has more than 30 years of experience as a professor of management that is useful in connection with his service as a Fund director and, in connection with such experience, has written and spoken extensively on such topics as outsourcing and electronic commerce.

Mr. Marsh.  In addition to his service as a director of the Fund for the 16 years since its inception, Mr. Marsh has many years of business experience that is useful in connection with his service as a Fund director, including more than 15 years of experience in business valuation and experience as the owner of his own business and as a registered representative of a broker-dealer.

Mr. Wood.  In addition to his service as a director of the Fund since 2005, Mr. Wood has a Ph.D. in economics and more than 25 years of experience as an economist. In his current position as President and Chief Economist of an economic consulting firm, he focuses on macroeconomic and financial markets analysis, which is useful in connection with his service as a Fund director.

Mr. Gerber.  As President of the Investment Adviser and lead portfolio manager of the Fund, Mr. Gerber is intimately involved in the Fund’s management.

Mr. Ngim.  As a Managing Director of the Investment Adviser and co-portfolio manager of the Fund, Mr. Ngim is intimately involved in the Fund’s management.

Code of Ethics

The Fund, the Investment Adviser and ALPS Distributors, Inc. each have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act. The Codes of Ethics of the Fund and the Investment Adviser permit personnel subject to such Codes to invest in securities, including securities that may be purchased or held by the Fund, except that (i) “access persons” of the Fund and Investment Adviser may not purchase or sell any security on a day during which, to his knowledge, the Fund has a pending “buy” or “sell” order in that same security until that order is executed or withdrawn and (ii) no portfolio manager of the Fund may buy or sell a security within at least seven calendar days before or after the Fund trades in that security. The Code of Ethics of ALPS Distributors, Inc. permits personnel subject to such Code to invest in securities that may be purchased or held by the Fund, except that such person may not purchase or sell any security which he or she knows or should have known at the time of purchase or sale is being considered for purchase or sale by the Fund or is being purchased or sold by the Fund.

OWNERSHIP OF SHARES

The following persons were known by the Fund to be holders of record or beneficially of 5% or more of the Fund as of September 11, 2012:

Name and Address	Percentage Held
National Financial Services* 200 Liberty Street New York, NY 10281	16.61%
Charles Schwab & Co., Inc.* 9601 E. Panorama Circle Mail Stop DEN2-02-052 Englewood, CO 80112	60.46%
TD Ameritrade, Inc.* P.O. Box 2226 Omaha, NE 68103	7.18%

*	Shares held in “street name” for the benefit of others.

As of September 11, 2012, all officers and directors as a group beneficially owned less than 1% of the outstanding shares of the Fund.

PORTFOLIO TURNOVER

A higher rate of portfolio turnover may be experienced during periods of marketplace volatility that necessitates more active trading. A higher portfolio turnover rate involves greater transaction costs to the Fund and may result in the realization of net capital gains which would be taxable to shareholders when distributed. For the fiscal years ended June 30, 2012 and 2011, the Fund’s turnover rate was 24% and 90%, respectively.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the supervision of the Board of Directors, decisions to buy and sell securities for the Fund and negotiation of its brokerage commission rates are made by the Investment Adviser. Transactions on United States stock exchanges involve the payment by the Fund of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market but the price paid by the Fund usually includes a dealer commission or mark-up. In certain instances, the Fund may make purchases of underwritten issues at prices that include underwriting fees.

In selecting a broker to execute each transaction, the Investment Adviser will seek to obtain “best execution,” which means obtaining the lowest total cost (in purchasing a security) or highest total proceeds (in selling a security), taking into account the circumstances of the transaction and the reputability of the executing broker-dealer. In evaluating whether best execution is being obtained, the Investment Adviser will take the following into consideration: execution capability; commission rates; responsiveness; timeliness and accuracy of trade confirmations; frequency and correction of trading errors; nature and liquidity of market for the security in question; pricing and size of the transaction; business reputation and financial condition; order flow sent to the broker-dealer; and reliability and experience. Accordingly, the cost of the brokerage commissions to the Fund in any transaction may be greater than that available from other brokers if the difference is reasonably justified, as determined in good faith by the Investment Adviser, by other aspects of the portfolio execution services offered. The Investment Adviser does not normally consider research services, including economic data and statistical information about companies and industries, provided by brokers as a factor in the selection of brokers, although the Investment Adviser may receive such research services from time to time, and may consider such services as a factor in the selection of brokers in the future.

The Fund paid brokerage commissions in the amounts of $58,148, $177,663 and $95,197 for the fiscal years ended June 30, 2012, 2011 and 2010, respectively. The increase in brokerage commissions from fiscal year 2010 to 2011 was due to the increase in portfolio turnover rate during the Fund’s fiscal year 2011. The decrease in brokerage commissions from fiscal year 2011 to 2012 was due to the decrease in portfolio turnover rate from fiscal year 2011 to fiscal year 2012.

DISCLOSURE OF FUND HOLDINGS

The Board of Directors has approved policies and procedures with respect to the disclosure of the Fund’s portfolio securities to any person (the “Portfolio Holdings Procedures”) as part of its approval of the Fund’s overall compliance policies and procedures, and will periodically review the Portfolio Holdings Procedures as part of its review of the compliance policies and procedures. Under the Portfolio Holdings Procedures, non-public information about the Fund, such as Fund holdings, may be disclosed to any third party without contemporaneous disclosure to the general public only if (i) an officer of the Fund determines that there is a legitimate business purpose for the disclosure; and (ii) written assurances are obtained from the third party that the information will be kept confidential and that persons with access to the information will not use it to trade securities. A legitimate business purpose includes disseminating or providing access to portfolio information to (i) the Fund’s service providers (e.g., ALPS Services and the Fund’s custodian and independent accountants) in order for the service providers to fulfill their contractual duties to the Fund; and (ii) brokers and dealers that execute transactions for the purchase or sale of portfolio securities. Other than with the Fund’s service providers, no arrangements are currently in place under which non-public information about the Fund’s holdings is made available on an ongoing basis. No person associated with the Fund, the Investment Adviser or any service provider for the Fund may receive any compensation or other consideration in connection with the disclosure of non-public information about the Fund.

In addition to disseminating its complete holdings to shareholders in the Fund’s annual and semiannual reports to shareholders and filing its complete holdings with the SEC on a quarterly basis in accordance with applicable law, the Fund may directly communicate (e.g., by e-mail or U.S. mail) the Fund’s holdings as of the end of each month to certain shareholders, financial intermediaries and others within several business days after month-end. These communications will be sent so that they will be received no earlier than the day after the holdings information is effectively made public by posting on the Fund’s website www.ameristock.com.

SHARE REDEMPTIONS

The right of redemption may be suspended, or the date of payment postponed beyond the normal seven-day period by the Fund, under the following conditions authorized by the 1940 Act: (1) for any period (a) during which the New York Stock Exchange is closed, other than customary weekend and holiday closings, or (b) during which trading on the New York Stock Exchange is restricted; (2) for any period during which an emergency exists as a result of which (a) disposal by the Fund of securities owned by it is not reasonably practicable, or (b) it is not reasonably practicable for the Fund to determine the fair value of its net assets; and (3) for such other periods as the SEC may by order permit for the protection of the Fund’s shareholders.

The value of shares of the Fund on redemption may be more or less than the shareholder’s cost, depending upon market value of the Fund’s assets at the time. Shareholders should note that if a loss has been realized on the sale of shares of the Fund, the loss maybe disallowed for tax purposes if shares of the same Fund are purchased within (before or after) 30 days of the sale.

The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Fund is obligated during any 90-day period to redeem shares for any one shareholder of record solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period. Should a redemption exceed such limitation, the Fund may deliver, in lieu of cash, readily marketable securities from its portfolio. The securities delivered will be selected at the sole discretion of the Fund, will not necessarily be representative of the entire portfolio, and may be securities that the Fund would otherwise sell. The redeeming shareholder will usually incur brokerage costs in converting the securities to cash. The method of valuing securities used to make the redemptions in kind will be the same as the method of valuing portfolio securities and such valuation will be made as of the same time the redemption price is determined.

NET ASSET VALUE

Net asset value per share is determined as of the close of regular trading on the floor of the New York Stock Exchange (currently 4:00 p.m. New York time) on each business day. The net asset value per share of the Fund is computed by dividing the value of the Fund’s net assets by the total number of shares of the Fund outstanding.

The Fund has adopted pricing procedures by which the Fund will value various types of portfolio securities in determining its net asset value. Set forth below is a summary of procedures used to value certain portfolio securities most commonly held by the Fund.

All equity securities that are traded on a national securities exchange are valued at the last sale price at the time of the close of the New York Stock Exchange (“NYSE”). If on a particular day an exchange-listed security does not trade, then the mean between the closing bid and asked prices will be used. If market quotations are not readily available, then the “fair value” of such security will be determined as described below.

For securities traded on NASDAQ, the NASDAQ Official Closing Price (e.g., the NASDAQ Closing Cross price, if available) is used. All non-NASDAQ equity securities that are not traded on a national securities exchange are valued at the last sale price at the close of business on the NYSE. If a non-exchange listed security does not trade on a particular day, or if a last sale price or Official Closing Price is not available, then the mean between the closing bid and asked prices will be used. If no reliable market value can be determined for a non-exchange listed security under this paragraph, a “fair value” will be determined as described below.

Foreign securities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar, as provided by an independent pricing service or reporting agency. Most securities listed on a foreign exchange are valued at the last sale price at the close of the exchange on which the security is primarily traded. In certain countries market maker prices are used since they are the most representative of the daily trading activity. Market maker prices are usually the mean between the bid and asked prices. Certain markets are not closed at the time that the funds price portfolio securities. In these situations, “snapshot” prices are provided by the individual pricing services or other alternate sources at the close of the NYSE as appropriate. Securities not traded on a particular day are valued at the mean between the last reported bid and the asked quotes, or the last sale price when appropriate; otherwise “fair value” will be determined.

When market quotations for a portfolio security are not “readily available,” the Fund is required by law to value such security at “fair value” as determined in good faith by the Fund’s Board of Directors. Securities for which market quotations are not “readily available” may include (i) restricted or illiquid securities, (ii) securities as to which significant events have occurred between the time of the market quotation and the determination of the Fund’s net asset value which may materially impact the Fund’s net asset valuation, (iii) securities as to which trading has been halted or suspended or the security has not traded since the prior day, or there is a thin market in the security, or (iv) securities as to which the primary trading market has been closed at a time when under normal conditions it would be open. The Board of Directors has adopted procedures for determining the “fair value” of such securities. The Fair Value Committee of the Board, consisting of a member of the Board employed by the Adviser and two non-interested Board members, will make determinations of “fair value” in accordance with such procedures. The use of such “fair value” procedures may result in the Fund’s net asset value on a given day being higher or lower than the net asset value which would have resulted if such procedures were not used.

DISTRIBUTOR

Shares of the Fund are offered continuously on a best-efforts basis by ALPS Distributors, Inc. (“ALPS”), a broker-dealer registered with the Financial Industry Regulatory Authority. The address of ALPS is 1290 Broadway, Suite 1100, Denver, CO 80203. Pursuant to the Distribution Agreement between the Fund and ALPS, ALPS has agreed to hold itself available to receive orders for the purchase of the Fund’s shares, to accept such orders on behalf of the Fund and to promptly transmit such orders to the Fund’s transfer agent. ALPS does not receive any commissions or other compensation for the sale of shares of the Fund other than the compensation paid by the Investment Adviser that may be deemed to be paid to ALPS pursuant to the Combined Fee Agreement. ALPS is not obligated to sell any certain number of shares.

TAXATION OF THE FUND

The following discussion of the federal tax status of the Fund is a general and abbreviated summary based on tax laws and regulations in effect on the date of this statement of additional information. Tax law is subject to change by legislative, administrative or judicial action.

Qualification as Regulated Investment Company

The Fund has elected to be treated as a regulated investment company under Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended (the “Code”) and intends to qualify as a regulated investment company each year. If the Fund: (1) continues to qualify as a regulated investment company, and (2)usb distributes to its shareholders at least 90% of its investment company taxable income (including for this purpose its net ordinary investment income and realized net short-term capital gains) and 90% of its tax-exempt interest income (reduced by certain expenses) (the “90% distribution requirement”), which it intends to do, then under the provisions of Subchapter M, the Fund should have little or no liability for federal income taxes. In particular, the Fund will not be subject to federal income tax on the portion of its investment company taxable income and net capital gain (i.e., realized net long-term capital gain in excess of realized net short-term capital loss) it distributes to shareholders (or treats as having been distributed to shareholders).

The Fund generally will endeavor to distribute (or treat as deemed distributed) to shareholders all of its investment company taxable income and its net capital gain, if any, for each taxable year so that it will not incur federal income taxes on its earnings.

The Fund must meet several requirements to maintain its status as a regulated investment company. These requirements include the following: (1) at least 90% of its gross income for each taxable year must be derived from (a) dividends, interest, payments with respect to loaned securities, gains from the sale or disposition of securities (including gains from related investments in foreign currencies), and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies, and (b) net income derived from an interest in a “qualified publicly traded partnership;” and (2) at the close of each quarter of the Fund’s taxable year, (a) at least 50% of the value of the Fund’s total assets must consist of cash, cash items, securities of other regulated investment companies, U.S. Government securities and other securities, provided that no more than 5% of the value of the Fund may consist of such other securities of any one issuer, and the Fund may not hold more than 10% of the outstanding voting securities of any issuer, and (b) the Fund must not invest more than 25% of its total assets in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), the securities of two or more issuers that are controlled by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more “qualified publicly traded partnerships.”

If for any taxable year the Fund fails to qualify as a regulated investment company or fails to satisfy the 90% distribution requirement, then all of its taxable income becomes subject to federal, and possibly state, income tax at regular corporate rates (without any deduction for distributions to its shareholders) and all distributions to shareholders will constitute ordinary income to the extent of the Fund’s available earnings and profits.

Distributions to Avoid Federal Excise Tax

In order to avoid a 4% nondeductible federal excise tax on its undistributed earnings, the Fund generally must distribute in each calendar year an amount equal to at least the sum of: (1) 98% of its ordinary taxable income for the year, (2) 98.2% of its capital gain net income for the 12 months ended on October 31 of that calendar year, and (3) any ordinary income or capital gain net income not distributed for prior years (the “excise tax avoidance requirements”).

Investments in Foreign Securities

Investment income received from sources within foreign countries, or capital gains earned by the Fund investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more. If the Fund acquires stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income (“passive foreign investment companies”), that Fund could be subject to federal income tax and additional interest charges on “excess distributions” received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions that generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders.

Investments with Original Issue Discount

If the Fund invests in certain payment-in-kind instruments, zero coupon securities or certain deferred interest securities (and, in general, any other securities with original issue discount or with market discount if the Fund elects to include market discount in current income), it must accrue income on such investments prior to the receipt of the corresponding cash. However, because each Fund must meet the 90% distribution requirement to qualify as a regulated investment company, the Fund may have to dispose of its portfolio investments under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

Options and Futures

The Fund’s transactions in options contracts and futures contracts are subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses of the Fund. These rules (1) could affect the character, amount and timing of distributions to shareholders of the Fund, (2) could require the Fund to “mark to market” certain types of the positions in its portfolio (that is, treat them as if they were closed out) and (3) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the excise tax avoidance requirements described above.

Shareholder Taxation

The following discussion of certain federal income tax issues of shareholders of the Fund is a general and abbreviated summary based on tax laws and regulations in effect on the date of this statement of additional information. Tax law is subject to change by legislative, administrative or judicial action. The following discussion relates solely to U.S. federal income tax law as applicable to U.S. taxpayers (e.g., U.S. residents and U.S. domestic corporations, partnerships, trusts or estates). The discussion does not generally address special tax rules applicable to certain classes of investors, such as qualified retirement accounts or trusts, tax-exempt entities, insurance companies, banks and other financial institutions or to non-U.S. taxpayers. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of the shares of the Fund may also be subject to state, local and foreign taxes. Shareholders should consult their own tax advisers as to the federal, state, local or foreign tax consequences of ownership of shares of, and receipt of distributions from, the Fund in their particular circumstances.

Distributions.  Distributions of the Fund’s investment company taxable income are taxable as ordinary income to shareholders to the extent of the Fund’s current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares. Any distribution of the Fund’s net capital gain properly reported by the Fund as “capital gain dividends” is taxable to a shareholder as long-term capital gain regardless of a shareholder’s holding period for his, her or its shares and regardless of whether paid in cash or reinvested in additional shares. Distributions, if any, in excess of earnings and profits usually constitute a return of capital, which first reduces an investor’s tax basis in the Fund’s shares and thereafter (after such basis is reduced to zero) generally gives rise to capital gains. Shareholders electing to receive distributions in the form of additional shares have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distributions in cash.

At the Fund’s option, the Fund may retain some or all of its net capital gain for a tax year, but designate the retained amount as a “deemed distribution.” In that case, among other consequences, the Fund pays tax on the retained amount for the benefit of its shareholders, the shareholders are required to report their share of the deemed distribution on their tax returns as if it had been distributed to them, and the shareholders may report a credit for the tax paid thereon by the Fund. The amount of the deemed distribution net of such tax is added to the shareholder’s cost basis for his, her or its shares. Since the Fund expects the Fund to pay tax on any retained net capital gain at its regular corporate capital gain tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gain, the amount of tax that individual shareholders are treated as having paid will exceed the amount of tax that such shareholders would be required to pay on the retained net capital gains. A shareholder that is not subject to U.S. federal income tax or tax on long-term capital gains should be able to file a return on the appropriate form or a claim for refund that allows such shareholder to recover the taxes paid on his, her or its behalf. In the event the Fund chooses to designate a retained amount as a deemed distribution, the Fund must provide written notice to the shareholders prior to the expiration of 60 days after the close of the relevant tax year.

Any dividend declared by the Fund in October, November, or December of any calendar year, payable to shareholders of record as of a specified date in such a month and actually paid during January of the following year, is treated as if it had been received by the shareholders on December 31 of the year in which the dividend was declared.

Buying a Dividend.  An investor should consider the tax implications of buying shares just prior to a distribution. Even if the price of the shares includes the amount of the forthcoming distribution, the shareholder generally will be taxed upon receipt of the distribution and is not entitled to offset the distribution against the tax basis in his, her or its shares. More generally, an investor should be aware that, at the time he, she or it purchases shares of the Fund, a portion of the purchase price will often be attributable to realized or unrealized appreciation in the Fund’s portfolio or undistributed taxable income of the Fund. Subsequent distributions from such appreciation or income may be taxable to such investor even if the net asset value of the investor’s shares is, as a result of the distributions, reduced below the investor’s cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

Qualified Dividend Income.  Individual shareholders may be eligible to treat a portion of the Fund’s ordinary income dividends as “qualified dividend income” that is subject to tax at the same reduced maximum rates applicable to long-term capital gains; corporations are not eligible for the reduced maximum rates on qualified dividend income. The Fund must report the portion of any distributions by the Fund that are eligible to be treated as qualified dividend income in written statements furnished to shareholders. In general, the maximum amount of distributions by the Fund that may be reported as qualified dividend income for that taxable year is the total amount of qualified dividend income received by that Fund during such year. If the qualified dividend income received by the Fund is equal to 95% (or a greater percentage) of the Fund’s gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualified dividend income. In order to constitute qualified dividend income to the Fund, a dividend must be received from a U.S. domestic corporation (other than dividends from tax-exempt corporations and certain dividends from real estate investment trusts and other regulated investment companies) or a qualified foreign corporation. In addition, the dividend must be paid in respect of the stock that has been held by the Fund, for federal income tax purposes, for at least 61 days during the 121-day period that begins 60 days before the stock becomes ex-dividend. In order to be eligible to treat a dividend from the Fund as qualified dividend income, individual shareholders must also meet the foregoing minimum holding period requirements with respect to their shares of the applicable Fund.

These special rules relating to qualified dividend income apply to taxable years beginning before January 1, 2013. Without additional Congressional action, all of the Fund’s ordinary income dividends for taxable years beginning on or after such date will be subject to tax at ordinary income rates.

Dividends-Received Deduction.  The Fund’s ordinary income dividends to corporate shareholders may, if certain conditions are met, qualify for the dividends-received deduction to the extent that the Fund has received eligible dividend income during the taxable year; capital gain dividends distributed by the Fund are not eligible for the dividends-received deduction. In order to constitute an eligible dividend, a dividend must be from a U.S. domestic corporation in respect of the stock of such corporation that has been held by the Fund, for federal income tax purposes, for at least 46 days during the 91-day period that begins 45 days before the stock becomes ex-dividend (or, in the case of preferred stock, 91 days during the 181-day period that begins 90 days before the stock becomes ex-dividend). The Fund must also report the portion of any distribution that is eligible for the dividends-received deduction in written statements furnished to shareholders. In addition, in order to be eligible to claim the dividends-received deduction with respect to distributions from the Fund, corporate shareholders must meet the foregoing minimum holding period requirements with respect to their shares of the Fund. If a corporation borrows to acquire shares of the Fund, it may be denied a portion of the dividends-received deduction it would otherwise be eligible to claim. The entire eligible dividend, including the otherwise deductible amount, is included in determining the excess (if any) of a corporate shareholder’s adjusted current earnings over its alternative minimum taxable income, which may increase its alternative minimum tax liability. Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its basis in its shares may be reduced, for federal income tax purposes, by reason of “extraordinary dividends” received with respect to the shares, for the purpose of computing its gain or loss on redemption or other disposition of the shares.

Gains and Losses on Redemptions.  A shareholder generally recognizes taxable gain or loss on a sale or redemption (including by exercise of the exchange privilege) of his, her or its shares. The amount of the gain or loss is measured by the difference between the shareholder’s adjusted tax basis in his, her or its shares and the amount of the proceeds received in exchange for such shares. Any gain or loss arising from (or, in the case of distributions in excess of earnings and profits, treated as arising from) the sale or redemption of shares generally is a capital gain or loss. This capital gain or loss normally is treated as a long-term capital gain or loss if the shareholder has held his, her or its shares for more than one year at the time of such sale or redemption; otherwise, it generally will be classified as short-term capital gain or loss. If, however, a shareholder receives a capital gain dividend with respect to any share of the Fund, and if the share is sold before it has been held by the shareholder for at least six months, then any loss on the sale or exchange of the share, to the extent of the capital gain dividend, is treated as a long-term capital loss.

In addition, all or a portion of any loss realized upon a taxable disposition of shares may be disallowed if other shares of the Fund are purchased (including any purchase through a reinvestment of distributions from the Fund) within 30 days before or after the disposition. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

The Emergency Economic Stabilization Act of 2008 established new requirements for reporting cost basis for shares of the Fund acquired on or after January 1, 2012. Shares acquired before January 1, 2012 are non-covered shares and are not required to determine or report cost basis. Generally, for shares acquired prior to January 1, 2012, cost basis will continue to be determined using the average cost method and such amount will be provided to the shareholder by the Distributor. Shares acquired on or after January 1, 2012 are covered shares and the Fund is required to determine and report cost basis to the Shareholder and the IRS. Cost basis must be determined and reported in accordance with the average cost method, which is the Fund’s default method, or a permissible shareholder elected method. Shareholders are required to report gains and/or losses to the IRS using the cost basis information provided by the Fund.

Long-Term Capital Gains.  In general, non-corporate shareholders currently are subject to a maximum federal income tax rate of 15% (0% in the case of individual investors who are in the 10% or 15% tax bracket) on their long-term capital gain (the excess of net long-term capital gain over net short-term capital loss) for a taxable year (including a long-term capital gain derived from an investment in the shares), while other income may be taxed at rates as high as 35%. Corporate taxpayers currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income.

These maximum rates on long-term capital gains apply to taxable years beginning before January 1, 2013. Without additional Congressional action, the maximum rate of tax on long-term capital gains for taxable years beginning on or after such date will return to 20% (or 10% in the case of individuals investors who are in the 10% or 15% tax bracket).

Deduction of Capital Losses.  Non-corporate shareholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate shareholders generally may not deduct any net capital losses for a year, but may carryback such losses for three years or carry forward such losses for five years.

New Investment Tax.  For taxable years beginning after December 31, 2012, shareholders who are individuals with income in excess of $200,000 ($250,000 in the case of married individuals filing jointly) and certain estates and trusts are subject to an additional 3.8% tax on the “net investment income.” Net investment income generally includes net income from interest, dividends, annuities, royalties, rents and net capital gains (other than certain amounts earned from trades or businesses).

Reports to Shareholders.  The Fund sends to each of its shareholders, as promptly as possible after the end of each calendar year, a notice reporting the amounts includable in such shareholder’s taxable income for such year as ordinary income (including any portion eligible to be treated as qualified dividend income or to be deducted pursuant to the dividends-received deduction) and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally is reported to the IRS.

Backup Withholding.  The Fund may be required to withhold U.S. federal income tax (“backup withholding”) from all distributions payable to: (1) any shareholder who fails to furnish the Fund with his, her or its correct taxpayer identification number or a certificate that the shareholder is exempt from backup withholding, and (2) any shareholder with respect to whom the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. The backup withholding is not an additional tax and may be returned or credited against a taxpayer’s regular federal income tax liability if appropriate information is provided to the IRS.

ADDITIONAL INFORMATION

The Fund is an open-end management investment company organized as a Maryland corporation on June 15, 1995. The Fund’s Articles of Incorporation authorize the Board of Directors to issue up to 100 million shares of common stock, par value $.005 per share. Each share of the Fund has equal voting, dividend, distribution and liquidation rights. In the event that the Ameristock Corporation ceases to be the investment adviser to the Fund, the right of the Fund to use the identifying name “Ameristock” may be withdrawn.

Brown Brothers Harriman & Co., 40 Water Street, Boston, MA 02109, is the custodian of the assets of the Fund. The custodian is responsible for the safekeeping of the Fund’s assets and the appointment of sub-custodians and clearing agencies. The custodian takes no part in determining the investment policies of the Fund or in deciding which securities are purchased or sold by the Fund. The Fund, however, may invest its excess cash in “sweep” vehicles sponsored by the custodian, may use the custodian as broker to execute securities transactions, and may purchase securities from or sell securities to the custodian.

ALPS Services provides transfer agent and shareholder services for the Fund.

Cohen Fund Audit Services, Ltd., 800 Westpoint Parkway, Suite 1100, Westlake, OH 44145-1524 (the “Independent Accountants”) serves as the independent registered public accounting firm for the Fund. The Independent Accountants conduct the audit of the Fund’s annual financial statements and prepare the Fund’s tax returns. The Independent Accountants have no part in the management or investment decisions of the Fund.

FINANCIAL STATEMENTS

The financial statements in the June 30, 2012 Annual Report of the Fund are incorporated in this Statement of Additional Information by reference. The financial information in the Annual Report for the period ended June 30, 2012 has been audited by the Independent Accountants, whose report thereon appears in the Annual Report. Financial information in the Annual Report for prior periods was audited by the Fund’s former independent registered public accounting firm. You can obtain additional copies of such Annual Report at no charge by writing or telephoning the Fund at the address or number on the front page of this Statement of Additional Information.

PART C
OTHER INFORMATION

Item 28. Exhibits.

Exhibit	Description
(a)	Form of Articles of Incorporation(4)
(b)	Bylaws(4)
(c)	None
(d)(1)	Management Agreement(2)
(d)(2)	Amendment to Management Agreement(3)
(e)	Distribution Agreement(6)
(f)	None
(g)	Custody Agreement(7)
(h)(1)	Form of Transfer Agency and Services Agreement(4)
(h)(2)	Fund Accounting and Services Agreement(2)
(h)(3)	Administration Agreement(2)
(h)(4)	Form of Amendment to Transfer Agency Agreement(4)
(h)(5)	Form of Amendment to Fund Accounting and Services Agreement(5)
(h)(6)	Form of Amendment to Administration Agreement(4)
(h)(7)	Form of Second Amended Combined Fee Agreement(5)
(i)(1)	Opinion of Counsel*
(i)(2)	Consent*
(j)	Consent of Cohen Fund Audit Services, Ltd.*
(k)	None
(l)	Investment Representation Letters(1)
(m)	None
(n)	None
(p)(1)	Code of Ethics of Fund*
(p)(2)	Code of Ethics of Distributor(3)
(p)(3)	Code of Ethics of Adviser*

*	Filed herewith.
(1)	Incorporated by reference to the corresponding exhibit of Pre-Effective Amendment No. 1 to Registration Statement filed October 2, 1996.
(2)	Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 7 to Registration Statement filed May 22, 2001.
(3)	Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 8 to Registration Statement filed October 5, 2001.
(4)	Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 10 to Registration Statement filed August 29, 2003.
(5)	Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 12 to Registration Statement filed October 28, 2004.
(6)	Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 14 to Registration Statement filed October 27, 2006.
(7)	Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 15 to Registration Statement filed February 15, 2007.

Item 29. Persons Controlled by or Under Common Control with Registrant.

The Fund may be deemed to be under the control of Ameristock Corporation, its investment adviser (the “Investment Adviser”). Nicholas Gerber, the Chairman of the Fund and President of the Investment Adviser, and Melinda Gerber are the trustees of a trust that owns more than 25% of the outstanding voting shares of the Investment Adviser and of Wainwright Holdings, Inc. (“Wainwright”), a Delaware corporation. Wainwright controls United States Commodity Funds, LLC, a single member limited liability company formed in the State of Delaware for the purpose of operating as a commodity pool operator.

Item 30. Indemnification.

The Registrant is incorporated under the laws of the State of Maryland and is subject to Section 2-418 of the Corporation and Associations of Article of the General Corporation Law of the State of Maryland controlling the indemnification of directors and officers.

The general effect of this statute is to permit the protection of directors, officers, employees and agents of the Registrant against legal liability and expenses incurred by reason of their positions with the Registrant. The statute provides for indemnification for liability for proceedings not brought on behalf of the corporation, and for those brought on behalf of the corporation, and in each case imposes conditions under which indemnification will be permitted, including a requirement that the indemnified person not have acted in bad faith. Under certain conditions, payment of expenses in advance of final disposition may be permitted. Article 6 of the Bylaws of the Registrant provides that directors and officers of the Fund shall be indemnified to the fullest extent not prohibited by law.

Therefore, the Registrant intends that the conditions and limitations on the extent of the indemnification of directors and officers imposed by the provisions of either Maryland law or Section 17(h) of the Investment Company Act of 1940 (the “1940 Act”) shall apply, and that any inconsistency between the two will be resolved by applying the provisions of Section 17(h) if the condition or limitation imposed by Section 17(h) is the more stringent. In light of the interpretation of Section 17(h) in Investment Company Act Rel. No. 11330 (Sept. 4, 1980), the Registrant understands that it would be required under its Bylaws to use reasonable and fair means in determining whether indemnification of a director or officer should be made and undertakes to use either (1) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified (indemnitee) was not liable to the Registrant or to its security holders by reason of willful malfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office (disabling conduct) or (2) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of such disabling conduct, by (a) the vote of a majority of a quorum of directors who are neither “interested persons” (as defined in the 1940 Act) of the Registrant nor parties to the proceeding, or (b) an independent legal counsel in a written opinion. Also, the Registrant will make advances of attorney’s fees or other expenses incurred by a director or officer in his or her defense only if (in addition to his or her undertaking to repay the advance if he or she is not ultimately entitled to indemnification) (1) the indemnitee provides a security for his or her advances, (2) the Registrant is insured against losses arising by means of any advance or (3) a majority of a quorum of the non-interested, non-party directors of the Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “1933 Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Adviser

Nicholas D. Gerber, also serves as Chief Executive Officer and Management Director of the United States Commodity Funds LLC, a commodity pool operator.

Andrew Ngim also serves as Management Director of the United States Commodity Fund LLC.

The address for United States Commodity Funds LLC is 1999 Harrison Street, Suite 1590, Oakland, California 94612.

Item 32. Principal Underwriter.

(a)	ALPS Distributors, Inc. acts as the distributor for the Registrant and the following investment companies: ALPS ETF Trust, Arbitrage Funds, AQR Funds, BBH Trust, BLDRS Index Funds Trust, BPV Family of Funds, Brown Management Funds, Caldwell & Orkin Funds, Inc., Campbell Multi-Strategy Trust, Century Capital Management Trust, Columbia ETF Trust, Cook & Bynum Funds Trust, CornerCap Group of Funds, The Cortina Funds, Inc., CRM Mutual Fund Trust, Cullen Funds, Drexel Hamilton Investment Partners LLC, EGA Global Shares Trust, Financial Investors Trust, Financial Investors Variable Insurance Trust, Firsthand Funds, GLG Investment Series Trust, Heartland Group, Inc., Henssler Funds, Inc., Holland Balanced Fund, IndexIQ Trust, Index IQ ETF Trust, James Advantage Funds, Laudus Trust, Laudus Institutional Trust, Mairs & Power Funds Trust, Oak Associates Funds, Pax World Series Trust I, Pax World Funds Trust II, PowerShares QQQ 100 Trust Series 1, RiverNorth Funds, Russell Exchange Traded Funds Trust, SPDR Dow Jones Industrial Average ETF Trust, SPDR S&P 500 ETF Trust, SPDR S&P MidCap 400 ETF Trust, Select Sector SPDR Trust, Stonebridge Funds Trust, Stone Harbor Investment Funds, Tilson Investment Trust, Transparent Value Trust, db-X Exchange-Traded Funds, Inc., Trust for Professional Managers, Wasatch Funds, WesMark Funds, Westcore Trust, Whitebox Mutual Funds, Williams Capital Liquid Assets Fund, Wilmington Funds and WisdomTree Trust.

(b)	To the best of Registrant’s knowledge, the directors and executive officers of ALPS Distributors, Inc., the distributor for the Registrant are as follows:

Name and Principal Business Address*	Positions and Offices with Registrant	Positions and Offices with Underwriter
Edmund J. Burke	None	Director
Thomas A. Carter	None	President; Director
Jeremy O. May	None	Executive Vice President, Director
Kevin J. Ireland	None	Senor Vice President, Director of Institutional Sales
Mark R. Kiniry	None	Senior Vice President, National Sales Director-Investments
Bradley J. Swenson	None	Senior Vice President, Chief Compliance Officer
Robert J. Szydlowski	None	Senior Vice President, Chief Technology Officer
Tane T. Tyler	None	Senior Vice President, Assistant Secretary, General Counsel
Kenneth V. Hager	None	Vice President, Treasurer and Assistant Secretary
Eric Parsons	None	Vice President, Controller and Assistant Treasurer
Steven Price	None	Vice President, Deputy Chief Compliance Officer
James Stegall	None	Vice President, Institutional Sales
Jeff Brainard	None	Vice President, Regional Sales Manager
Paul F. Leone	None	Vice President, Assistant General Counsel
Erin E. Douglas	None	Vice President, Senior Associate Counsel
JoEllen Legg	None	Vice President, Senior Associate Counsel
David T. Buhler	None	Vice President, Associate Counsel
Rhonda A. Mills	None	Vice President, Associate Counsel
Randall D. Young	None	Secretary
Gregg Wm. Givens	None	Assistant Treasurer

*	All addresses are 1290 Broadway, Suite 1100, Denver, CO 80203.

Item 33. Location of Accounts and Records

(a)	Ameristock Corporation, 1320 Harbor Bay Parkway, Suite 145, Alameda, CA 94502 (records relating to its function as investment adviser for Registrant).
(b)	ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, CO 80203 (records relating to its functions as transfer agent, administrator and fund accounting services agent for Registrant).
(c)	ALPS Distributors, Inc., 1290 Broadway, Suite 1100, Denver, CO 80203 (records relating to its function as distributor for Registrant).
(d)	Brown Brothers Harriman & Co., 40 Water Street, Boston, MA 02109 (records relating to its function as custodian for Registrant).

Item 34. Management Services.

Not applicable.

Item 35. Undertakings.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Fund certifies that it meets all the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act of 1933 and has caused this Post-Effective Amendment No. 23 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Moraga, State of California, on the 28th day of September, 2012.

THE AMERISTOCK MUTUAL FUND, INC.

By:	/s/ Nicholas D. Gerber Nicholas D. Gerber Chairman

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 23 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ Nicholas D. Gerber Nicholas D. Gerber	Chairman, President, Treasurer, and Director	September 28, 2012
/s/ Andrew Ngim Andrew Ngim	Director	September 28, 2012
/s/ Alev Efendioglu Alev Efendioglu	Director	September 28, 2012
/s/ Stephen J. Marsh Stephen J. Marsh	Director	September 28, 2012
/s/ Steven A. Wood Steven A. Wood	Director	September 28, 2012
/s/ Howard Mah Howard Mah	Secretary and Principal Financial Officer	September 28, 2012